SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004

WHEELING-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50300	55-0309927

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1134 Market Street, Wheeling, WV		26003

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (304) 234-2400

Item 12. Results of Operations and Financial Condition

     On August 9, 2004, Wheeling-Pittsburgh Corporation issued a press release regarding its earnings for the second quarter ended June 30, 2004. A copy of the press release is attached.

     The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ Paul J. Mooney

Paul J. Mooney
Executive Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

Dated: August 9, 2004